                                                                EXHIBIT 32.2


                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Falcon Products, Inc. (the "Company") on Form 10-Q for the period ended August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Dreller, Vice President, Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2003

                                                  /s/ Michael J. Dreller
                                                  ----------------------
                                                  Michael J. Dreller
                                                  Vice President, Finance and
                                                  Chief Financial Officer